Death Benefit Option 1



Development of Policy Value

---------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                           $ 16,879.52

 (B)  Plus Premium Paid in Year 5                                                              4,500.00

 (C)  Minus Premium Load                                                                         316.50
      [(5%*$2,375+2%*($4,500-$2,375)+(1.25% + 2.20%)*$4,500]1
                                                                                       -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                                      $ 21,063.02
      [ A + B - C ]

 (E)  Minus COI Charges                                                                           14.50
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge                                                         28.00

 (G)  Minus Asset Based Charge                                                                    11.21
      [ A * ((1+0.008)^(1/12)-1) ]

 (H)  Plus Investment Return 3                                                                    87.94
      [ ( D - E - F - G ) * ((1+0.0514)^(1/12)-1) ]
                                                                                       -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                            $ 21,097.25
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.86% equals Net Investment Return of 5.14%



Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 21,097.25

 (K)  Less Surrender Charge                                                            2,375.00
      (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                 $ 18,722.25
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Factor                                                                        9.50

 (2)  Face Amount                                                                    250,000.00

 (3)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (4)  Surrender Charge                                                               $ 2,375.00
      [ 1 * (2 / 1,000) * 3 ]





Development of Death Benefit

---------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                       $ 21,097.25

 (N)  Applicable Percentage                                                                   1.57
                                                                               --------------------

 (O)  Minimum Death Benefit                                                            $ 33,122.68
      [ M * N ]

 (P)  Death Benefit                                                                     250,000.00
                                                                               --------------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                     $ 250,000.00
      [ Maximum of O and P ]





Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1          $ 16,879.52      $ 4,500.00      $ 316.50      $ 21,063.02      $14.50      $28.00     $11.21      $ 21,097.25
    2            21,097.25               -             -        21,097.25       14.50       28.00      14.01        21,128.81
    3            21,128.81               -             -        21,128.81       14.49       28.00      14.03        21,160.49
    4            21,160.49               -             -        21,160.49       14.49       28.00      14.05        21,192.28
    5            21,192.28               -             -        21,192.28       14.49       28.00      14.07        21,224.19
    6            21,224.19               -             -        21,224.19       14.49       28.00      14.09        21,256.21
    7            21,256.21               -             -        21,256.21       14.49       28.00      14.11        21,288.34
    8            21,288.34               -             -        21,288.34       14.48       28.00      14.14        21,320.59
    9            21,320.59               -             -        21,320.59       14.48       28.00      14.16        21,352.95
   10            21,352.95               -             -        21,352.95       14.48       28.00      14.18        21,385.43
   11            21,385.43               -             -        21,385.43       14.48       28.00      14.20        21,418.02
   12            21,418.02               -             -        21,418.02       14.48       28.00      14.22        21,450.73


------------------------------------------------------------------------

                                   End of                        End of
                                    Month                         Month
                     Face           Death      Surrender      Surrender
  Month            Amount         Benefit         Charge          Value
------------------------------------------------------------------------
    1           $ 250,000       $ 250,000      $2,375.00     $18,722.25
    2           $ 250,000         250,000       2,375.00      18,753.81
    3           $ 250,000         250,000       2,375.00      18,785.49
    4           $ 250,000         250,000       2,375.00      18,817.28
    5           $ 250,000         250,000       2,375.00      18,849.19
    6           $ 250,000         250,000       2,375.00      18,881.21
    7           $ 250,000         250,000       2,375.00      18,913.34
    8           $ 250,000         250,000       2,375.00      18,945.59
    9           $ 250,000         250,000       2,375.00      18,977.95
   10           $ 250,000         250,000       2,375.00      19,010.43
   11           $ 250,000         250,000       2,375.00      19,043.02
   12           $ 250,000         250,000       2,375.00      19,075.73





Death Benefit Option 2




Development of Policy Value

----------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                           $ 16,863.89

 (B)  Plus Premium Paid in Year 5                                                              4,500.00

 (C)  Minus Premium Load                                                                         316.50
      [(5% * $2,375) + (2% * $2,125)] + [(1.25% + 2.20%) * $4,500]1
                                                                                       -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                                      $ 21,047.39
      [ A + B - C ]

 (E)  Minus COI Charges                                                                           15.83
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge                                                         28.00

 (G)  Minus Asset Based Charge                                                                    11.20
      [ A * ((1+0.008)^(1/12)-1) ]

 (H)  Plus Investment Return 3                                                                    87.87
      [ ( D - E - F - G ) * ((1+0.0514)^(1/12)-1) ]
                                                                                       -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                            $ 21,080.23
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.86% equals Net Investment Return of 5.14%




Development of Surrender Value

-------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                     $ 21,080.23

 (K)  Less Surrender Charge                                                             2,375.00
      (see calculation below)
                                                                               ------------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 18,705.23
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Factor                                                                         9.50

 (2)  Face Amount                                                                     250,000.00

 (3)  Surrender Charge Percentage                                                           100%
                                                                               ------------------

 (4)  Surrender Charge                                                                $ 2,375.00
      [ 1 * (2 / 1,000) * 3 ]




Development of Death Benefit

-------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                     $ 21,080.23

 (N)  Applicable Percentage                                                                 1.57
                                                                               ------------------

 (O)  Minimum Death Benefit                                                          $ 33,095.96
      [ M * N ]

 (P)  Death Benefit                                                                   271,080.23
                                                                               ------------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                   $ 271,080.23
      [ Maximum of O and P ]





Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1          $ 16,863.89      $ 4,500.00      $ 316.50      $ 21,047.39      $15.83      $28.00     $11.20      $ 21,080.23
    2            21,080.23               -             -        21,080.23       15.83       28.00      14.00        21,110.39
    3            21,110.39               -             -        21,110.39       15.83       28.00      14.02        21,140.66
    4            21,140.66               -             -        21,140.66       15.83       28.00      14.04        21,171.03
    5            21,171.03               -             -        21,171.03       15.83       28.00      14.06        21,201.51
    6            21,201.51               -             -        21,201.51       15.83       28.00      14.08        21,232.10
    7            21,232.10               -             -        21,232.10       15.83       28.00      14.10        21,262.80
    8            21,262.80               -             -        21,262.80       15.83       28.00      14.12        21,293.61
    9            21,293.61               -             -        21,293.61       15.83       28.00      14.14        21,324.52
   10            21,324.52               -             -        21,324.52       15.83       28.00      14.16        21,355.54
   11            21,355.54               -             -        21,355.54       15.83       28.00      14.18        21,386.67
   12            21,386.67               -             -        21,386.67       15.83       28.00      14.20        21,417.91


-----------------------------------------------------------------------

                                  End of                        End of
                                   Month                         Month
                    Face           Death      Surrender      Surrender
  Month           Amount         Benefit         Charge          Value
-----------------------------------------------------------------------
    1          $ 250,000       $ 271,080      $2,375.00     $18,705.23
    2          $ 250,000         271,110       2,375.00      18,735.39
    3          $ 250,000         271,141       2,375.00      18,765.66
    4          $ 250,000         271,171       2,375.00      18,796.03
    5          $ 250,000         271,202       2,375.00      18,826.51
    6          $ 250,000         271,232       2,375.00      18,857.10
    7          $ 250,000         271,263       2,375.00      18,887.80
    8          $ 250,000         271,294       2,375.00      18,918.61
    9          $ 250,000         271,325       2,375.00      18,949.52
   10          $ 250,000         271,356       2,375.00      18,980.54
   11          $ 250,000         271,387       2,375.00      19,011.67
   12          $ 250,000         271,418       2,375.00      19,042.91